 October 31, 2014  3Q 2014 Earnings Conference Call  Exhibit 99.1

 Safe Harbor Statement  This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following: Increasing competition in the communications industry; andA complex and uncertain regulatory environment.A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

 Use of Non-GAAP Financial Measures  Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

 Chris FrenchPresident and CEO

Q3'14 Highlights

- **Net Income Growth**
  - Increased 19.1% over Q3'13 to $8.0 million
  - Adjusted OIBDA increased 15.9% to $33.3 million
- **Revenue Growth**
  - Revenue grew 6.1% over Q3'13 to $82.3 million
- **Customer Growth**

	9/30/13	9/30/14	Change
Wireless	400,336	423,102	+22,766
Cable (RGUs)	112,307	120,466	+8,159

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 Wireless Highlights  PCS Customers (000s)  Postpaid Growth Postpaid customers up 5.7% over last 12 monthsPrepaid GrowthPrepaid customers up 5.6% over last 12 monthsOperating Income IncreaseImprovement of $0.9 million, or 5.1%

 Cable Highlights  Revenue GrowthOperating revenues $21.0 million, growth of 9.7% over Q3’13Q3’14 Adjusted OIBDA $3.4 million, up 75.2% from Q3’13120,466 RGUs at 9/30/2014, up 7.3% over Q3’13  Cable OIBDA (in millions)  Cable RGUs

 Other Highlights  Fiber Lease revenues $8.1 million, up 15.7% from Q3’13New external fiber lease contracts have more than doubledTowers generated $1.7 million of OIBDA, up 21.5% over Q3’14  Fiber Lease Revenue (in millions)  Mobile Tower OIBDA ($ thousands)    * The lower operating income in Q3’13 primarily resulted from a $0.3 million adjustment to reduce straight-line rent accruals at a small number of sites related to termination of Sprint’s iDEN leases.

 Annual Dividend Paid Every Year Since 1960  Dividend payment per share

 Adele SkolitsVP of Finance and CFO

 Profitability  Consolidated Results($ in thousands, except per share amounts)     9/30/13     9/30/14    Change  Operating Income   $ 13,262     $ 14,144    6.7%                  Net Income    $ 6,717      $ 8,003    19.1%                  Earnings Per Share: Basic Diluted  $ 0.28$ 0.28       $ 0.33 $ 0.33    17.9%17.9%   For the Quarter Ended:___

 Profitability  Adjusted OIBDA ($ thousands)

 Adjusted OIBDA by Segment ($ millions)

 Wireless Segment – Change in Adjusted OIBDA Q3’14 vs. Q3’13 ($ millions)

 Cable Segment – Change in Adjusted OIBDA Q3’14 vs. Q3’13 ($ millions)

 Wireline Segment – Change in Adjusted OIBDA Q3’14 vs. Q3’13 ($ millions)

 Earle MacKenzieEVP and COO

 Wireless Segment

 Postpaid Customer Growth  PCS Postpaid Customers (000s)

 Postpaid Customer Additions  Gross Additions - Postpaid  Net Additions - Postpaid  Net adds of 5,303 in Q3 2014 versus 1,370 in Q3 2013Q3 2014 churn of 1.76% down from 1.80% in Q3 2013Shentel-controlled channels produced 49% of gross adds in Q3 2014 and 55% in Q3 2013

 Total Revenue per Customer Up; Data Usage Increasing  Gross Billed Revenue per Postpaid User – Data & Voice 1  1 – Before Service credits, bad debt, Sprint Nextel fees.

 PCS Revenues  Gross Billed Revenues - Postpaid ($ millions)  *  *Net service fee increased from 12% to 14% effective 8/1/2013

 PCS Prepaid Statistics  Gross Additions (000s)  Cumulative Customers (000s)    *The loss of customers in Q2’13 and Q2’14 related to more stringent governmental requirements for customers renewing their eligibility for the government subsidized Assurance program.

 PCS Prepaid Statistics  Churn %  Average Gross Billed Revenue

 Cable Segment

 Cable - RGU Growth by Quarter  Customers  69,216  69,538   70,670   69,889(2)  71,302  RGU's/Customer   1.62    1.64   1.65   1.66  1.69  Prior periods revised to reflect transfer of Shenandoah County, VA video activities to WirelineCollege students disconnect during summer

 Increasing Average Monthly Cable Revenue  Average Monthly Revenue per RGU  Average Monthly Revenue per Customer*  *Average monthly revenue per video subscriber was $111.96 and $126.64 for Q3 2013 and Q3 2014, respectively.

 Key Operational Results – Cable*  *Excludes cable operations in Shenandoah County, VA which are included in the Wireline segment.

 Wireline Segment

 Key Operational Results - Wireline  Access line loss of 2.3% in past 12 monthsBroadband penetration in LEC area at 58.4%Total connections at 9/30/14 of 34.4 thousand5,787 video subscribers at 9/30/14  Access lines (000s)  DSL Customers (000s)

 Wireline Statistics – Fiber Sales ($ millions)  Fiber Lease Revenue  New External Fiber Lease Contracts*  * Amounts shown represent the total contract value. Contract Terms range from 36 to 120 months. Revenues may be booked either in the Wireline or Cable segment depending on which assets are used to provide the service.

Investing in the Future


Capex Spending ($ millions)
Wireless
Wireline
Cable
112.7
5.2
23.8
10.7
73.0
101.3
5.3
23.7
9.2
63.1
74.0
7.5
18.9
22.5
25.1
64.3
4.9
19.4
18.3
21.7
2012 Actual*
2013 Actual*
2014 Budget
2014 Revised Estimate

- 2014 Capex Budget:
  - 24% Maintenance
  - 24% Capacity
  - 30% Network Expansion
  - 22% Success-Based
- 2014 Revised Estimate:
  - Cable slightly over budget due to set-top boxes
  - Variances on Wireless and Wireline are a mix of projects under budget and projects delayed until FY'15

* Accounts payable at December 31, 2013 and 2012 included $7.6 million and $24.7 million associated with PCS Network Vision capital expenditures.

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Q&A

 Appendix

 Non-GAAP Financial Measures – Billed Revenue per Postpaid & Prepaid Subscriber

 Postpaid PCS Customers Top Picks Q3 2014  Top Service Plans – 77% of Gross Adds  Top Devices – New Activations – All Channels  Unlimited, My Way  32%  20GB Share Pack  15%  3G/4G Tablet 1GB  12%  Sprint Framily  11%  Everything Data 1500   7%  iPhone  36%  Samsung Galaxy S  19%  Samsung Galaxy Tablet  19%  Smartphones made up 78% of the Postpaid base in Q3’14, up from 77% in Q2’14 and 72% in Q2’13.

 iPhone Statistics – Q3’14  36% of Q3 Gross Adds43% of iPhones were sold or upgraded in Shentel-controlled channels33.2% of 9/30/14 Postpaid customers had the iPhone, up from 31.6% at 6/30/14iPhone Base – 9/30/1454% iPhone 5, 5C & 5S42% iPhone 4 & 4S4% iPhone 6, 6 Plus

 Non-GAAP Financial Measure – Average Monthly Cable Revenue

 Key Operational Results – Mobile Company  Mobile Tower Revenue ($ millions)  Towers and Leases  * The lower operating income in Q3’13 primarily resulted from a $0.3 million adjustment to reduce straight-line rent accruals at a small number of sites related to termination of Sprint’s iDEN leases.